[GRAPHIC OMITTED]                                    1221 Avenue of the Americas
                                                        New York, New York 10020

                                IMPORTANT NOTICE

July 24, 2006

The Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Total
Return Trust (the "Fund") held on July 17, 2006, has been adjourned to solicit additional votes in connection with the proposal outlined in the Notice of
Special Meeting of Shareholders previously mailed to you. The adjourned meeting will be held at 9:00 a.m. on August 23, 2006 at the offices of Morgan Stanley
Investment Advisors Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF THE FUND DOES
MAKE A DIFFERENCE.

The purpose of the Meeting is for shareholders of the Fund to consider and vote upon the Agreement and Plan of Reorganization, as fully described in the Proxy
Statement and Prospectus previously mailed to you.

After careful consideration, the Board of Trustees of the Fund unanimously recommends that shareholders of the Fund approve the Agreement and Plan of
Reorganization.

Please join many of your fellow shareholders and cast your vote. To cast your vote, simply complete the enclosed proxy card and return it in the postage paid envelope provided. For your convenience, you may cast your vote via internet or by telephone. Instructions for casting your vote via the internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the internet or telephone, there is no need to mail the card.

If you have any questions, please do not hesitate to contact us at
1-800-350-6414.

We appreciate your careful and prompt consideration of this matter.